UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09141

Eaton Vance Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income Trust (EVN)

Annual Report

November 30, 2018

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2018

Eaton Vance

Municipal Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Dividend Reinvestment Plan	24

Management and Organization	26

Important Notices	29

Eaton Vance

Municipal Income Trust

November 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The fiscal year that began December 1, 2017, was characterized by a flattening of the municipal bond yield curve.7 Driven by four federal funds rate hikes by the U.S. Federal Reserve Board (the Fed) — starting in December 2017, and continuing in March, June, and September 2018 — rates generally rose across the entire U.S. Treasury yield curve, more so at the short end of the curve.

In the opening month of the period, the municipal market experienced considerable volatility after the GOP-controlled House and Senate passed new tax legislation. The most significant change to the municipal market was the elimination of an issuer’s ability to refinance debt prior to its call date through the issuance of advanced refunding bonds, which accounted for about 20% of new issuances over the previous decade. As a result, December 2017 witnessed the largest one-month issuance of new municipal debt, as issuers rushed to beat the December 31, 2017 deadline. Investors sold short maturity bonds to buy new-issue longer-maturity bonds in anticipation of lower supply going forward. The net result was a rise in prices on longer-term debt that drove a flattening of the yield curve in December 2017.

At the start of the new year, however, bond prices reversed direction. Signs of inflation, wage growth, and fears that new tax legislation might overheat the economy pushed short-term interest rates higher and longer-term bond prices lower. Upward pressure on short-term rates continued in March and June 2018 as the Fed delivered its first two rate hikes of the year. From April through the end of August 2018, fluctuating perceptions of geopolitical risk were a primary driver of rates at the long end of the curve. Investor sentiment toggled between concerns over a global trade war, optimism about economic growth, and uncertainties surrounding the strained relationship between the U.S. and North Korea.

In September 2018, the Fed hiked rates again and both U.S. Treasury and municipal rates rose across the curve. In October 2018, a strong U.S. employment report and easing concerns over Italy’s national budget continued the upward pressure on longer-term rates. In the final month of the period, however, longer-term rates declined after the Fed made dovish comments about the future direction of interest rates and the Democrats won a majority in the House of Representatives, decreasing the possibility of further tax cuts in 2019.

During the 12-month period, the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returned 1.13% as coupon income modestly outweighed the negative effects of falling bond prices. While rates for AAA-rated8 bonds rose across the yield curve, rate increases were greater at the shorter end of the curve.

On a total return basis, bonds with 15 years or less remaining to maturity generally outperformed bonds with 20 or more years to maturity. At the same time, lower-rated bonds generally outperformed higher-rated issues. Municipal bonds, in general, outperformed comparable U.S. Treasurys during the period, with the exception of the 30-year area of the curve where municipals performed in line with U.S. Treasurys.

Fund Performance

For the fiscal year ended November 30, 2018, Eaton Vance Municipal Income Trust (the Fund) shares at net asset value (NAV) returned 1.04%. By comparison, the Fund’s benchmark, the Index, returned 1.13% for the period.

The Fund’s overall strategy is to invest primarily in investment grade bonds. During the period, management employed leverage through Residual Interest Bond financing,6 Auction Preferred Shares (APS), and Institutional MuniFund Term Preferred Shares (iMTP) to seek to enhance the Fund’s tax-exempt income. As of November 30, 2018, the Fund had no APS and iMTP Shares outstanding.

In general, the use of leverage has the effect of achieving additional exposure to municipal markets and to magnify the Fund’s exposure to its underlying investments in both up and down markets. During a period of falling bond prices and rising interest rates — the Fed raised the federal funds rate four times during the period to help keep inflation in check amid a strong economy — the leverage amplified the relatively minor declines in the price of bonds owned by the Fund. It also generated additional tax-exempt bond income.

For the period, however, the use of leverage detracted from Fund performance versus the Index. Additional detractors from Fund performance versus the Index during the period included security selection in state general obligation (GO) bonds and security selection in North Carolina bonds.

In contrast, contributors to performance relative to the Index included security selection in local GO bonds; security selection and an overweight position in BBB-rated bonds and below; and security selection and an overweight position in insured Puerto Rico bonds. Returns were supported by the relatively strong performance of Puerto Rico’s debt structure during the period as ongoing bankruptcy negotiations signaled that bondholder recoveries may exceed initial expectations by the market. The Fund’s insured Puerto Rico holdings were insured by various municipal bond insurers.

It should be noted that most uninsured bonds issued by the Commonwealth of Puerto Rico and its conduit issuers were no longer included in the Index. As Puerto Rico continued to deal with its ongoing fiscal crisis during the period, bonds issued by different legal entities were influenced by a number of factors, including monetary default. As the period ended, Puerto Rico continued to negotiate with creditors to address its current debt structure under the Puerto Rico Oversight, Management, and Economic Stability Act passed by the U.S. Congress.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distri-butions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income Trust

November 30, 2018

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	1.04%	10.34%	12.37%
Fund at Market Price	—	–5.22	7.35	10.37
Bloomberg Barclays Municipal Bond Index	—	1.13%	3.52%	4.88%

% Premium/Discount to NAV[4]
				–12.92%

Distributions[5]
Total Distributions per share for the period				$0.629
Distribution Rate at NAV				4.48%
Taxable-Equivalent Distribution Rate at NAV				7.57%
Distribution Rate at Market Price				5.15%
Taxable-Equivalent Distribution Rate at Market Price				8.70%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				40.26%

Fund Profile

Credit Quality (% of total investments)8,9

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distri-butions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Income Trust

November 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV for the five and ten year periods is the impact of the tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 94.5% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential.

Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, as applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rate(s) will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing leverage. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus Floating Rate Notes. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

[8]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[9]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

4

Eaton Vance

Municipal Income Trust

November 30, 2018

Portfolio of Investments

Tax-Exempt Municipal Securities — 159.9%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.8%
Texas Water Development Board, 4.00%, 10/15/37(1)	$8,125	$8,402,469
		$8,402,469

Cogeneration — 1.0%
New York City Industrial Development Agency, NY, (Brooklyn Navy Yard Cogeneration Partners, L.P.), (AMT), 5.65%, 10/1/28	$2,825	$2,851,640
Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(2)	252	75,625
		$2,927,265

Education — 12.4%
California State University, 5.00%, 11/1/41(1)	$13,000	$14,548,560
Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/38(3)	350	340,711
Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/48(3)	655	625,636
Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48(3)	250	256,458
Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	5,580	6,780,202
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(1)	10,500	10,678,395
New York Dormitory Authority, (The New School), Prerefunded to 7/1/20, 5.75%, 7/1/50	4,000	4,238,400
		$37,468,362

Electric Utilities — 4.2%
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	$2,540	$2,598,623
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	1,000	1,026,570
Los Angeles Department of Water and Power, CA, Power System Revenue, 4.00%, 7/1/46(1)	9,000	9,145,800
		$12,770,993

Escrowed / Prerefunded — 2.8%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	$785	$821,447
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	880	923,270
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.375%, 7/15/43	480	504,264

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), Prerefunded to 7/1/20, 5.50%, 7/1/40	$1,870	$1,971,840
Illinois Finance Authority, (Provena Healthcare), Prerefunded to 8/15/19, 7.75%, 8/15/34	3,250	3,378,830
Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	920	1,006,002
		$8,605,653

General Obligations — 19.1%
Chicago Board of Education, IL, 5.00%, 12/1/46(4)	$8,400	$8,177,820
Chicago, IL, 5.75%, 1/1/33	1,500	1,651,305
Frisco Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/37(1)	9,000	9,659,250
Illinois, 5.00%, 5/1/33	5,000	5,133,100
Illinois, 5.00%, 5/1/39	3,035	3,105,776
Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36(1)	3,250	3,430,603
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/39	17,900	7,282,436
Massachusetts, 5.00%, 9/1/38(1)	8,000	9,146,240
New York, 5.00%, 2/15/34(1)	2,500	2,640,975
Shoreline School District No. 412, King County, WA, 4.00%, 6/1/38(1)	7,200	7,409,376
		$57,636,881

Hospital — 23.0%
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(1)	$10,000	$10,287,600
California Health Facilities Financing Authority, (Sutter Health Obligation Group), 5.00%, 8/15/52(1)	10,000	10,702,900
Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	1,335	1,433,550
Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/46(1)	10,000	10,887,600
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	615	669,932
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/36(3)	800	859,688
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29(1)	11,400	11,907,870
Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	425	449,106
Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	1,265	1,356,118
South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	1,570	1,586,689

5	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/43	$785	$786,758
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.50%, 12/1/43	670	692,190
Tampa, FL, (BayCare Health System), 4.00%, 11/15/46(1)	10,000	10,010,500
Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45(1)	6,200	6,776,786
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	1,000	1,085,090
		$69,492,377

Housing — 1.4%
Centerline Equity Issuer Trust, TN, 6.00%, 10/31/52(3)	$4,000	$4,062,960
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	180	171,616
		$4,234,576

Industrial Development Revenue — 6.8%
Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	$400	$435,024
Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(3)	4,390	4,402,292
Luzerne County Industrial Development Authority, PA, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,600	1,648,160
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(3)	1,075	1,090,362
National Finance Authority, NH, (Covanta), 4.625%, 11/1/42(3)	1,335	1,270,933
National Finance Authority, NH, (Covanta), (AMT), 4.875%, 11/1/42(3)	1,470	1,420,593
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	4,680	5,044,338
New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	1,005	1,124,223
New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,715	1,918,451
Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(3)	535	510,882
Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(3)	300	292,329
Washington Economic Development Finance Authority, (Columbia Pulp I, LLC), (AMT), 7.50%, 1/1/32(3)	1,130	1,259,769
		$20,417,356

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue — 0.7%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$4,210	$2,114,009
		$2,114,009

Insured – Special Tax Revenue — 5.7%
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	$20,700	$9,213,363
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	29,510	7,931,108
		$17,144,471

Insured – Student Loan — 0.4%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$1,120	$1,136,397
		$1,136,397

Insured – Transportation — 7.9%
Alameda Corridor Transportation Authority, CA, (NPFG), 0.00%, 10/1/33	$12,425	$6,967,691
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	935	1,024,264
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	3,850	3,970,929
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/41	1,430	1,420,920
Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	2,500	3,074,225
Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/41	4,425	4,869,004
Puerto Rico Highway and Transportation Authority, (AGM), 5.50%, 7/1/31	2,370	2,674,474
		$24,001,507

Insured – Water and Sewer — 12.0%
DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.00%, 10/1/35(1)	$17,985	$20,489,771
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/34	6,000	2,566,260
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/35	6,680	2,670,530
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/36	7,000	2,615,690
Jefferson County, AL, Sewer Revenue, (AGM), 5.00%, 10/1/44	3,750	4,034,925
Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	3,640	3,769,038
		$36,146,214

6	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 0.8%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$625	$669,388
New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), Prerefunded to 10/1/19, 5.75%, 10/1/31	1,735	1,788,351
		$2,457,739

Other Revenue — 0.9%
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(5)	$1,925	$346,500
Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/43	110	119,419
Kalispel Tribe of Indians, WA, 5.25%, 1/1/38(3)	485	501,965
Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(3)	890	905,148
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	915	915,064
		$2,788,096

Senior Living / Life Care — 7.6%
District of Columbia, (Ingleside at Rock Creek), 3.875%, 7/1/24	$495	$491,436
District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	265	270,361
Douglas County Hospital Authority No. 2, NE, (Immanuel Obligated Group), 5.50%, 1/1/30	535	551,826
Douglas County Hospital Authority No. 2, NE, (Immanuel Obligated Group), 5.625%, 1/1/40	1,075	1,106,756
Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/32	725	752,093
Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(6)	3,109	839,339
Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(3)	675	692,003
Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(3)	445	449,156
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,480	1,545,179
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	740	828,215
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	3,650	4,109,426
Savannah Economic Development Authority, GA, (Marshes Skidaway), 7.125%, 1/1/38	4,960	5,473,707
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	1,750	1,821,575
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/49	2,500	2,595,700
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	335	352,460

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	$985	$1,037,816
		$22,917,048

Special Tax Revenue — 21.7%
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(5)	$90	$0
New River Community Development District, FL, (Capital Improvements), 5.35%, 5/1/38(5)	35	0
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	145	142,662
New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/39(1)	6,500	6,641,830
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/39(1)	12,400	13,633,924
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.50%, 11/1/35	845	897,635
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.50%, 11/1/35(1)	2,820	2,995,658
New York City Transitional Finance Authority, NY, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	2,180	2,322,114
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/34(1)	10,000	11,130,600
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(1)	14,100	15,846,144
Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	243	237,961
Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	175	156,728
Sterling Hill Community Development District, FL, 6.20%, 5/1/35	552	353,135
Texas Transportation Commission, 5.00%, 4/1/33(1)	10,000	11,223,100
		$65,581,491

Transportation — 13.4%
Central Texas Regional Mobility Authority, 5.00%, 1/1/40	$1,395	$1,492,385
Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	435	466,516
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,000	1,113,320
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/38	3,200	3,306,272
Memphis-Shelby County Airport Authority, TN, (AMT), 5.75%, 7/1/24	400	420,672
New York Liberty Development Corp., (1 World Trade Center Port Authority Construction), 5.00%, 12/15/41(1)	7,880	8,425,296

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	$1,055	$1,107,222
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	3,410	3,601,608
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(1)	7,200	7,385,472
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(1)	8,500	8,723,890
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	1,885	2,005,282
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,725	1,797,571
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	640	674,950
		$40,520,456

Water and Sewer — 15.3%
Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/40(1)	$10,000	$11,065,700
Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/47(1)	14,100	15,855,591
Dallas, TX, Waterworks and Sewer System Revenue, 4.00%, 10/1/43	15	15,202
Dallas, TX, Waterworks and Sewer System Revenue, 4.00%, 10/1/43(1)	7,775	7,879,807
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,860	1,985,866
Detroit, MI, Water Supply System, 5.25%, 7/1/41	4,730	5,019,855
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/34	4,130	4,477,663
		$46,299,684

Total Tax-Exempt Municipal Securities — 159.9% (identified cost $466,636,783)		$483,063,044

Taxable Municipal Securities — 5.8%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(7)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(2)	$46	$13,760
		$13,760

Security	Principal Amount (000’s omitted)	Value

General Obligations — 3.3%
Atlantic City, NJ, 7.50%, 3/1/40	$5,435	$6,999,900
Chicago, IL, 7.75%, 1/1/42	2,885	3,060,379
		$10,060,279

Hospital — 2.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$6,000	$6,282,060
		$6,282,060

Insured – Transportation — 0.4%
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/32	$1,285	$652,009
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/33	1,000	478,940
		$1,130,949

Total Taxable Municipal Securities — 5.8% (identified cost $15,221,939)		$17,487,048

Corporate Bonds & Notes — 1.2%
Security	Principal Amount (000’s omitted)	Value

Other — 1.2%
Morongo Band of Mission Indians, CA, 7.00%, 10/1/39(3)	$3,470	$3,483,915

Total Corporate Bonds & Notes — 1.2% (identified cost $3,470,000)		$3,483,915

Total Investments — 166.9% (identified cost $485,328,722)		$504,034,007

Other Assets, Less Liabilities — (66.9)%		$(202,021,473)

Net Assets Applicable to Common Shares — 100.0%		$302,012,534

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Portfolio of Investments — continued

At November 30, 2018, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	20.8%
Texas	14.3%
California	12.6%
Georgia	10.7%
Others, representing less than 10% individually	41.6%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2018, 16.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 9.3% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2018, the aggregate value of these securities is $23,339,864 or 7.7% of the Trust’s net assets applicable to common shares.

(4)	When-issued security.

(5)	Issuer is in default with respect to interest and/or principal payments.

(6)	Security is in default and making only partial interest payments.

(7)	Amount is less than 0.05%.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Statement of Assets and Liabilities

Assets	November 30, 2018
Investments, at value (identified cost, $485,328,722)	$504,034,007
Cash	3,906,061
Interest receivable	5,852,915
Receivable for investments sold	1,254,164
Total assets	$515,047,147

Liabilities
Payable for floating rate notes issued	$203,563,310
Payable for when-issued securities	8,081,808
Payable to affiliates:
Investment adviser fee	198,853
Administration fee	76,482
Trustees’ fees	3,489
Interest expense and fees payable	957,452
Accrued expenses	153,219
Total liabilities	$213,034,613
Net assets applicable to common shares	$302,012,534

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$237,823
Additional paid-in capital	295,723,415
Distributable earnings	6,051,296
Net assets applicable to common shares	$302,012,534

Common Shares Outstanding	23,782,344

Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$12.70

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Statement of Operations

Investment Income	Year Ended November 30, 2018
Interest	$23,481,106
Total investment income	$23,481,106

Expenses
Investment adviser fee	$2,682,620
Administration fee	945,184
Trustees’ fees and expenses	20,025
Custodian fee	121,075
Transfer and dividend disbursing agent fees	19,482
Legal and accounting services	102,665
Printing and postage	38,848
Interest expense and fees	4,976,170
Miscellaneous	50,832
Total expenses	$8,956,901

Net investment income	$14,524,205

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$9,641,471
Extinguishment of debt	(170,484)
Net realized gain	$9,470,987
Change in unrealized appreciation (depreciation) —
Investments	$(22,007,639)
Net change in unrealized appreciation (depreciation)	$(22,007,639)

Net realized and unrealized loss	$(12,536,652)

Distributions to auction preferred shareholders	$(93,488)

Net increase in net assets from operations	$1,894,065

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$14,524,205	$16,361,502
Net realized gain	9,470,987	895,824
Net change in unrealized appreciation (depreciation)	(22,007,639)	6,824,834
Distributions to auction preferred shareholders(1)	(93,488)	(198,346)
Net increase in net assets from operations	$1,894,065	$23,883,814

Distributions to common shareholders(1)	$(14,961,473)	$(15,938,927)

Net increase (decrease) in net assets	$(13,067,408)	$7,944,887

Net Assets Applicable to Common Shares
At beginning of year	$315,079,942	$307,135,055
At end of year	$302,012,534	$315,079,942 (2)

(1)

For the year ended November 30, 2017, the source of distributions was from net investment income. The current period presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated undistributed net investment income of $600,587 at November 30, 2017. The requirement to disclose the corresponding amount as of November 30, 2018 was eliminated.

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended November 30, 2018
Net increase in net assets from operations	$1,894,065
Distributions to auction preferred shareholders	93,488
Net increase in net assets from operations excluding distributions to auction preferred shareholders	$1,987,553
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(163,943,373)
Investments sold	193,759,205
Net amortization/accretion of premium (discount)	(1,767,119)
Amortization of deferred debt issuance cost	1,066
Amortization of deferred offering costs on Institutional MuniFund Term Preferred Shares	154,695
Decrease in interest receivable	741,055
Decrease in payable to affiliate for investment adviser fee	(32,296)
Decrease in payable to affiliate for administration fee	(3,224)
Decrease in payable to affiliate for Trustees’ fees	(959)
Increase in interest expense and fees payable	372,338
Decrease in accrued expenses	(26,445)
Net change in unrealized (appreciation) depreciation from investments	22,007,639
Net realized gain from investments	(9,641,471)
Net realized loss on extinguishment of debt	170,484
Net cash provided by operating activities	$43,779,148

Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$(14,961,473)
Cash distributions paid to auction preferred shareholders	(95,578)
Liquidation of auction preferred shares	(14,775,000)
Liquidation of Institutional MuniFund Term Preferred Shares	(68,000,000)
Proceeds from secured borrowings	93,600,000
Repayment of secured borrowings	(35,915,000)
Net cash used in financing activities	$(40,147,051)

Net increase in cash	$3,632,097

Cash at beginning of year	$273,964

Cash at end of year	$3,906,061

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on floating rate notes issued and Institutional MuniFund Term Preferred Shares	$4,448,071

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year (Common shares)	$13.250	$12.910	$13.020		$12.950	$10.540

Income (Loss) From Operations
Net investment income(1)	$0.611	$0.688	$0.767		$0.886	$0.886
Net realized and unrealized gain (loss)	(0.528)	0.330	(0.340)		0.082	2.423
Distributions to APS shareholders(1)
From net investment income	(0.004)	(0.008)	(0.008)		(0.007)	(0.005)
Discount on redemption and repurchase of APS(1)	—	—	0.244		—	—

Total income from operations	$0.079	$1.010	$0.663		$0.961	$3.304

Less Distributions to Common Shareholders
From net investment income	$(0.629)	$(0.670)	$(0.773)		$(0.892)	$(0.900)

Total distributions to common shareholders	$(0.629)	$(0.670)	$(0.773)		$(0.892)	$(0.900)

Premium from common shares sold through shelf offering (see Note 7)(1)	$—	$—	$—		$0.001	$0.006

Net asset value — End of year (Common shares)	$12.700	$13.250	$12.910		$13.020	$12.950

Market value — End of year (Common shares)	$11.050	$12.300	$12.260		$13.390	$13.350

Total Investment Return on Net Asset Value(2)	1.04%	8.13%	4.91	%(3)	7.60%	32.67%

Total Investment Return on Market Value(2)	(5.22)%	5.70%	(3.13)%		7.42%	36.79%

14	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
Ratios/Supplemental Data	2018	2017		2016		2015		2014
Net assets applicable to common shares, end of year (000’s omitted)	$302,013	$315,080		$307,135		$309,354		$307,074
Ratios (as a percentage of average daily net assets applicable to common shares):(4)†
Expenses excluding interest and fees(5)	1.29%	1.33%		1.30%		1.43%		1.55%
Interest and fee expense(6)	1.61%	1.25%		0.83%		0.33%		0.30%
Total expenses(5)	2.90%	2.58%		2.13%		1.76%		1.85%
Net investment income	4.71%	5.19%		5.54%		6.84%		7.49%
Portfolio Turnover	32%	8%		4%		21%		36%
Senior Securities:
Total preferred shares outstanding	— (7)	3,311	(8)	3,311	(8)	4,806	(8)	4,806	(8)
Asset coverage per preferred share	$— (7)	$120,162	(9)	$117,762	(9)	$89,369	(9)	$88,894	(9)
Involuntary liquidation preference per preferred share	$— (7)	$25,000	(10)	$25,000	(10)	$25,000	(10)	$25,000	(10)
Approximate market value per preferred share	$— (7)	$25,000	(10)	$25,000	(10)	$25,000	(10)	$25,000	(10)

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 94.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 2.93%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G) and iMTP Shares issued to redeem a portion of the Trust’s APS (see Note 3).

(7)	As of November 30, 2018, the Trust had no APS and iMTP Shares outstanding (see Note 2 and Note 3).

(8)	Preferred shares represent iMTP Shares and APS as of November 30, 2017 and 2016 and APS as of November 30, 2015 and 2014.

(9)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(10)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares (iMTP Shares and APS, as applicable) are presented below. Ratios do not reflect the effect of dividend payments to APS shareholders and exclude the effect of custody fee credits, if any.

	Year Ended November 30,
	2018	2017	2016	2015	2014
Expenses excluding interest and fees	1.09%	1.05%	1.02%	1.04%	1.08%
Interest and fee expense	1.36%	0.99%	0.65%	0.23%	0.21%
Total expenses	2.45%	2.04%	1.67%	1.27%	1.29%
Net investment income	3.97%	4.11%	4.33%	4.92%	5.23%

APS	–	Auction Preferred Shares
iMTP Shares	–	Institutional MuniFund Term Preferred Shares

15	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of November 30, 2018, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a

16

Eaton Vance

Municipal Income Trust

November 30, 2018

Notes to Financial Statements — continued

trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes (net of unamortized deferred debt issuance costs) as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 8) at November 30, 2018. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2018, the amounts of the Trust’s Floating Rate Notes outstanding and the related collateral were $203,563,310 and $279,253,821, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2018 was 1.65% to 2.01%. For the year ended November 30, 2018, the Trust’s average settled Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were $158,478,534 and 2.06%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2018.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

H  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The Trust issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust. Dividends on the APS, which accrued daily, were cumulative at rates which were reset every seven days by an auction, unless a special dividend period had been set. Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates were reset to the maximum rate, which was 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. The stated spread over the reference benchmark rate was determined based on the credit rating of the APS. On March 26, 2018, the Trust redeemed all of its outstanding APS at a liquidation price of $25,000 per share plus any accrued but unpaid APS dividends. The Trust replaced its APS

17

Eaton Vance

Municipal Income Trust

November 30, 2018

Notes to Financial Statements — continued

with residual interest bond financing (see Note 1G). Prior to the redemption of the APS, the Trust paid an annual fee equivalent to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions were unsuccessful; otherwise, the annual fee was 0.25%. At November 30, 2018, the Trust had no APS outstanding.

The number of APS redeemed was 349, 185 and 57 for Series A, Series B and Series C, respectively, and their liquidation preference was $8,725,000, $4,625,000 and $1,425,000, respectively. There were no transactions in APS during the year ended November 30, 2017.

3  Institutional MuniFund Term Preferred Shares

On February 26, 2016, the Trust issued Institutional MuniFund Term Preferred Shares (iMTP Shares) in a private offering to partially finance a tender offer for its outstanding APS.

The iMTP Shares were a form of preferred shares that represented stock of the Trust. The iMTP Shares had a par value of $0.01 per share, a liquidation preference of $25,000 per share, and a mandatory redemption date of September 1, 2019, unless earlier redeemed or repurchased by the Trust. Dividends on the iMTP Shares were determined weekly based upon the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index Rate plus a spread. Such spread to the SIFMA Municipal Swap Index Rate was determined based on the current credit rating of the iMTP Shares.

The iMTP Shares were subject to optional and mandatory redemption in certain circumstances. After February 28, 2017, the iMTP Shares were redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends and, on redemptions prior to March 1, 2018 plus an optional redemption premium. The iMTP Shares were also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends (mandatory redemption price), if the Trust was in default for an extended period on its asset maintenance requirements with respect to its preferred shares. For so long as the iMTP Shares were outstanding, the Trust’s effective leverage ratio was not permitted to exceed 45%.

The holders of the iMTP Shares and common shares had equal voting rights of one vote per share except that the holders of the iMTP Shares were entitled to elect two Trustees of the Trust. If the dividends on the iMTP Shares remained unpaid in an amount equal to two full years’ dividends, the holders of the iMTP Shares had the right to elect a majority of the Trust’s Trustees.

During the year ended November 30, 2018, the Trust redeemed all of its iMTP Shares at a liquidation price of $25,000 per share plus any accrued but unpaid dividends. The Trust replaced its iMTP Shares redeemed with residual interest bond financing (see Note 1G). The number of iMTP Shares redeemed was 2,720 and their liquidation preference was $68,000,000.

Dividends accrued on iMTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Trust in connection with its offering of iMTP Shares were capitalized as deferred offering costs and were being amortized to the mandatory redemption date of September 1, 2019. Unamortized deferred offerings costs on iMTP Shares which were redeemed in full by the Trust were recorded as realized loss on extinguishment of debt.

The average liquidation preference of the iMTP Shares during the year ended November 30, 2018 was $52,502,329.

4  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS and iMTP Shares, during periods when APS and iMTP Shares were outstanding. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to APS shareholders were recorded daily and were payable at the end of each dividend period. The amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year ended November 30, 2018 were as follows:

	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	$55,394	2.02%	1.59–3.24
Series B	29,028	1.99	1.59–3.26
Series C	9,066	2.02	1.59–3.26

18

Eaton Vance

Municipal Income Trust

November 30, 2018

Notes to Financial Statements — continued

Distributions to iMTP shareholders were recorded daily and were payable at the end of each dividend period. The amount of dividends accrued to iMTP shareholders and average iMTP dividend rate for the year ended November 30, 2018 were as follows:

Dividends Accrued to iMTP Shareholders	$1,557,869
Average iMTP Dividend Rate	2.97%

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on iMTP Shares that are treated as interest expense for financial reporting purposes, for the years ended November 30, 2018 and November 30, 2017 was as follows:

	Year Ended November 30,
	2018	2017
Tax-exempt income	$15,139,635	$16,644,458
Ordinary income	$1,473,195	$1,089,427

During the year ended November 30, 2018, distributable earnings was increased by $1,966 and paid-in capital was decreased by $1,966 primarily due to differences between book and tax accounting for iMTP Shares. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$717,194
Capital loss carryforwards	$(14,619,979)
Net unrealized appreciation	$19,954,081

At November 30, 2018, the Trust, for federal income tax purposes, had capital loss carryforwards of $14,619,979 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The capital loss carryforwards will expire on November 30, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended November 30, 2018, capital loss carryforwards of $11,608,072 were utilized to offset net realized gains by the Trust.

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$280,516,616

Gross unrealized appreciation	$25,824,131
Gross unrealized depreciation	(5,870,050)

Net unrealized appreciation	$19,954,081

19

Eaton Vance

Municipal Income Trust

November 30, 2018

Notes to Financial Statements — continued

5  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. Pursuant to the investment advisory agreement between the Trust and EVM, the investment advisory fee payable by the Trust is 0.70% of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual investment adviser fee was reduced by 0.015% every May 1 thereafter for the next nineteen years. Pursuant to an amended and restated fee reduction agreement between the Trust and EVM that commenced on November 1, 2018, the annual investment adviser fee was reduced to 0.520% and by 0.015% every May 1 thereafter through 2029. The Trust’s advisory fee currently is computed at an annual rate of 0.520% (0.565% prior to November 1, 2018 and 0.580% prior to May 1, 2018) of average weekly gross assets and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Trust who are not interested persons of EVM or the Trust and by the vote of a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding preferred shares issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Trust’s APS and iMTP Shares then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2018, the investment adviser fee and administration fee were $2,682,620 and $945,184, respectively.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $168,849,569 and $191,699,592, respectively, for the year ended November 30, 2018.

7  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended November 30, 2018 and November 30, 2017.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 2,610,553 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended November 30, 2018 and November 30, 2017, there were no shares sold by the Trust pursuant to its shelf offering.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended November 30, 2018 and November 30, 2017.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Eaton Vance

Municipal Income Trust

November 30, 2018

Notes to Financial Statements — continued

At November 30, 2018, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$483,063,044	$—	$483,063,044
Taxable Municipal Securities	—	17,487,048	—	17,487,048
Corporate Bonds & Notes	—	3,483,915	—	3,483,915

Total Investments	$—	$504,034,007	$—	$504,034,007

9  Agreements and Plans of Reorganization

In July 2018, the Trustees of the Trust approved Agreements and Plans of Reorganization (the Agreements) whereby the Trust would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Massachusetts Municipal Income Trust (Massachusetts Trust), Eaton Vance New Jersey Municipal Income Trust (New Jersey Trust), Eaton Vance Ohio Municipal Income Trust (Ohio Trust) and Eaton Vance Pennsylvania Municipal Income Trust (Pennsylvania Trust) (each an “Acquired Trust”) in exchange for common shares of the Trust. The proposed reorganizations for Massachusetts Trust, Ohio Trust and Pennsylvania Trust were approved by the shareholders of each respective Acquired Trust on December 20, 2018. The proposed reorganization for New Jersey Trust was approved by the shareholders of the Acquired Trust on January 10, 2019. Subject to the satisfaction of the conditions of the Agreements, the transactions are expected to occur on or around January 18, 2019 for Massachusetts Trust, Ohio Trust and Pennsylvania Trust and on or around February 22, 2019 for New Jersey Trust.

10  Subsequent Event

As of the close of business on December 14, 2018, the Trust acquired the net assets of Eaton Vance Michigan Municipal Income Trust (Michigan Trust), pursuant to a plan of reorganization approved by the shareholders of Michigan Trust. The investment portfolio of Michigan Trust, with a fair value of $44,904,228 and identified cost of $44,148,855, was the principal asset acquired by the Trust. For financial reporting purposes, assets received and shares issued by the Trust were recorded at fair value; however, the identified cost of the investments received from Michigan Trust was carried forward to align ongoing reporting of the Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Trust immediately before the acquisition were $302,980,628. The net assets of Michigan Trust at that date of $28,350,296 were combined with those of the Trust, resulting in combined net assets of $331,330,924.

21

Eaton Vance

Municipal Income Trust

November 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of November 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Municipal Income Trust

November 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended November 30, 2018, the Trust designates 91.13% of distributions from net investment income as an exempt-interest dividend.

23

Eaton Vance

Municipal Income Trust

November 30, 2018

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

24

Eaton Vance

Municipal Income Trust

November 30, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                         Date

Shareholder signature                                                         Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

25

Eaton Vance

Municipal Income Trust

November 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2019. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2019. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee(3)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

26

Eaton Vance

Municipal Income Trust

November 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class III Trustee(3)	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(4) 1958	Class III Trustee	Until 2020. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(4) 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Class I Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2019. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

27

Eaton Vance

Municipal Income Trust

November 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Preferred Shares Trustee.
(4)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

29

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

151    11.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2017 and November 30, 2018 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/17	11/30/18
Audit Fees	$78,930	$79,605
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,209	$16,209
All Other Fees(3)	$0	$0

Total	$95,139	$95,814

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2017 and November 30, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/17	11/30/18
Registrant	$16,209	$16,209
Eaton Vance(1)	$148,018	$126,485

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Cynthia J. Clemson is responsible for the overall and day-to-day management of the Fund’s investments. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of the Fund since July 2015 and is Co-Director of the Municipal Investments Group. She has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	14	$3,548.8	0	$0
Other Pooled Investment Vehicles	1	$56.7	0	$0
Other Accounts	2	$100.7	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Cynthia J. Clemson	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) includes consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Trust does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 24, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 24, 2019